                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

                               September 10, 2002
                Date of report (Date of earliest event reported)

                                   ALCAN INC.
               (Exact name of registrant as specified in charter)

          Canada                     1-3677                        Not Applicable
          ------                     -----------                   --------------
(State or Other Jurisdiction      (Commission File                   (IRS Employer
     of Incorporation)                Number)                     Identification No.)

          1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2
         --------------------------------------------------------------
             (Address of principal executive of offices) (Zip code)

        Registrant's telephone number including area code: (514) 848-8000
                                                           --------------

ITEM 5.   OTHER EVENTS.

         On September 10, 2002, Alcan Inc. (the "Company") closed its sale of $500,000,000 principal amount of its 4?% Notes due 2012 (the "Notes") pursuant to an Underwriting Agreement dated September 5, 2002 (the "Underwriting Agreement"), between the Company and Credit Suisse First Boston Corporation, as Representative of the Several Underwriters named in Schedule A thereto. The Notes were issued pursuant to that certain Indenture dated as of May 15, 1983 between the Company and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee. The Notes have been registered under the Securities Act of 1933 (the "Act") pursuant to a Registration Statement on Form S-3, as amended (No. 333-85998) (the "Registration Statement") previously filed with the Securities and Exchange Commission under the Act. Copies of the Underwriting Agreement, the form of Note, Opinion of Hugh Berwick regarding certain matters of Canadian taxation, Opinion of Sullivan & Cromwell regarding certain matters of United States federal income tax, and a press release, dated September 10, 2002, announcing the closing of the sale of the Notes, are attached hereto as Exhibits 1.1, 4.1, 8.1 and 8.2, respectively, and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits


         Exhibit
         Number      Description
         -------     ------------
         1.1         Underwriting Agreement dated September 5, 2002.

         4.1         Form of Note.

         8.1 Opinion of Hugh Berwick, Senior Tax Counsel of Alcan Inc., regarding certain matters of Canadian taxation.

         8.2 Opinion of Sullivan & Cromwell regarding certain matters of United States federal income tax.


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


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montreal, Province of Quebec, Canada.

                                               ALCAN INC.


                                               By: /s/ Roy Millington
                                                   -----------------------
                                                   Name:    Roy Millington
                                                   Title:   Corporate Secretary

DATED: September 10, 2002

                                  EXHIBIT INDEX

         Exhibit
         Number      Description
         -------     -----------
         1.1         Underwriting Agreement dated September 5, 2002.

         4.1         Form of Note.

         8.1 Opinion of Hugh Berwick, Senior Tax Counsel of Alcan Inc., regarding certain matters of Canadian taxation.

         8.2 Opinion of Sullivan & Cromwell regarding certain matters of United States federal income tax.


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